Uncommon Investment Funds Trust

(the “TRUST”)

Fund	Ticker/Symbol	Principal Listing Exchange
Uncommon Generosity 50 Equity ETF	UGEN	NYSE Arca
Uncommon Portfolio Design Core Equity ETF	UGCE	NYSE Arca

Supplement dated July 8, 2022

to the Funds’ Prospectus and Statement of Additional Information (“SAI”),
dated April 30, 2022, as supplemented

The following provides new and additional information beyond that contained in, and should be read in conjunction with, the Funds’ Prospectus and SAI.

This Supplement updates information contained in the Supplement to the Fund’s Prospectus and SAI dated June 30, 2022 (the “June 30 Supplement”). As noted in the June 30 Supplement, the Board of Trustees of the Trust approved the closure, liquidation and termination of UGCE on June 30, 2022. UGCE is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about July 29, 2022.

UGCE will attempt to convert its portfolio holdings to cash and cash equivalents as soon as reasonably practicable, which means UGCE will not meet its investment objective or track its underlying index.

This Supplement and the Funds’ Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-888-291-2011.